Exhibit 99.2

AEO Inc. Provides Fourth Quarter Update Ahead of Today’s Investor Meeting

01.21.21

Over $95 million in adjusted operating income expected, well above last year

Margin expansion from reduced promotions, greater full-priced selling

High 20%’s Aerie revenue growth and strong digital momentum driving results

Pittsburgh — (BUSINESS WIRE) — American Eagle Outfitters (NYSE: AEO) today announced that the company expects fourth quarter 2020 adjusted operating income to exceed $95 million, excluding potential asset impairment and restructuring charges*. This compares to reported operating income of $0.5 million and adjusted operating income of $77 million last year. Anticipated adjusted operating income growth is driven by strong margins, reflecting reduced promotions, higher full-priced selling and well-received holiday product assortments.

Fourth quarter revenue is expected to decrease in the low single digits, due to store revenue declines from weak mall traffic, store closures and reduced hours related to the pandemic. The digital channel maintained strong momentum, with double-digit growth expected across brands. Aerie’s fourth quarter revenue is expected to increase in the high-20% range. American Eagle is expected to decline in the low double-digit range, as a result of its higher store penetration.

“I’m extremely proud of our performance during the fourth quarter, which demonstrated strong growth to last year and continued quarterly sequential improvement. Compelling holiday product and marketing, combined with a disciplined approach to promotional activity drove very strong margin results,” commented Jay Schottenstein, AEO’s Executive Chairman of the Board and Chief Executive Officer. “The team continues to instill strong inventory and expense management, and I believe we are well-positioned as we head into 2021. Thanks to our talented, passionate and dedicated associates for making our success this year possible.”

In a separate press release issued this morning, AEO announced its “Real Power. Real Growth.” strategic plan and introduced long-term financial targets. The company will host a virtual investor meeting beginning at 11 am Eastern time, which can be accessed in the Investor Relations section on AEO’s website, www.aeo-inc.com.

The company will release fourth quarter and fiscal 2020 results on March 3, 2021 and will host a conference call to review financial results on the same date.

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Non-GAAP Measures

* The Company uses non-GAAP operating income, a non-GAAP financial measure (“non-GAAP” or “adjusted”), to help us evaluate our business, identify trends affecting our business, formulate business plans and financial projections, and make strategic decisions. This financial measure is not based on any standardized methodology prescribed by U.S. generally accepted accounting principles (“GAAP”) and is not necessarily comparable to similar measures presented by other companies. Management believes that this non‐GAAP information is useful for an alternate presentation of the company’s performance, when reviewed in conjunction with the company’s GAAP financial statements. These amounts are not determined in accordance with GAAP and therefore, should not be used exclusively in evaluating the company’s business and operations.

Our fourth quarter 2020 operating income expectation represents non-GAAP operating income, excluding potential asset impairment and restructuring charges. A reconciliation of the projected non-GAAP operating income, which is a forward-looking non-GAAP financial measure, to the most directly comparable GAAP financial measure, is not provided because the Company is unable to provide such reconciliation without unreasonable effort, due to the uncertainty and inherent difficulty in predicting the occurrence and the financial impact of non-GAAP adjustments.

GAAP operating income may include the impact of such items as asset impairment and restructuring charges. Historically, the Company has excluded these items from non-GAAP operating income. The Company currently expects to exclude these items in future disclosures of non-GAAP operating income, and may also exclude other items that may arise (collectively, the “non-GAAP adjustments”). The decisions and events that typically lead to the recognition of non-GAAP adjustments are inherently unpredictable as to if or when they may occur. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results.

For information regarding reconciliation of non-GAAP operating income to GAAP operating income for Fiscal 2019, please refer to Exhibit 99.4 of the Company’s Form 8-K filed with the Securities and Exchange Commission on January 21, 2021.

About American Eagle Outfitters, Inc.

American Eagle Outfitters, Inc. (NYSE: AEO) is a leading global specialty retailer offering high-quality, on-trend clothing, accessories and personal care products at affordable prices under its American Eagle® and Aerie® brands. Our purpose is to show the world that there’s REAL power in the optimism of youth. The company operates stores in the United States, Canada, Mexico, and Hong Kong, and ships to 81 countries worldwide through its websites. American Eagle and Aerie merchandise also is available at more than 200 international locations operated by licensees in 25 countries. For more information, please visit www.aeo-inc.com.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This release and related statements by management contain forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995), which represent our expectations or beliefs concerning future events, including fourth quarter 2020 results. All forward-looking statements made by the company involve material risks and uncertainties and are subject to change based on many important factors, some of which may be beyond the company’s control. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “potential,” and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise and even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. The following factors, in addition to the risks disclosed in Item 1A., Risk Factors, of our Annual Report on Form 10-K for the fiscal year ended February 1, 2020 and in our Quarterly Reports on Form 10-Q for the fiscal quarters ended May 2, 2020, August 1, 2020, and October 31, 2020, and in any other filings that we may make with the Securities and Exchange Commission in some cases have affected, and in the future could affect, the company’s financial performance and could cause actual results for the fourth quarter 2020 and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this release or otherwise made by management: the negative impacts of the COVID-19 pandemic and related operational disruptions; the risk that the company’s operating, financial and capital plans may not be achieved; our inability to anticipate customer demand and changing fashion trends and to manage our inventory commensurately; seasonality of our business; our inability to achieve planned store financial performance; our inability to react to raw material cost, labor and energy cost increases; our inability to gain market share in the face of declining shopping center traffic; our inability to respond to changes in e-commerce and leverage omni-channel demands; our inability to expand internationally; difficulty with our international merchandise sourcing strategies; challenges with information technology systems, including safeguarding against security breaches; and global economic, public health, social, political and financial conditions, and the resulting impact on consumer confidence and consumer spending, as well as other changes in consumer discretionary spending habits, which could have a material adverse effect on our business, results of operations and liquidity.

CONTACT:

Olivia Messina

412-432-3300

LineMedia@ae.com